UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 11, 2010

BIOSPHERE MEDICAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23678	04-3216867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 Hingham Street Rockland, Massachusetts	02370
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (781) 681-7900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                          Regulation FD Disclosure.

BioSphere Medical, Inc. (the “Company”) is hereby furnishing the corporate presentation (the “Presentation”) that it intends to provide to investors and other third parties from time to time as part of its investor relations activities, including in meetings being held in San Francisco from January 11-14, 2010 at the J.P. Morgan 28th Annual Healthcare Conference.  A copy of the Presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Presentation contains statements about the Company’s future expectations, plans and prospects that constitute forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995, including statements concerning the Company’s strategic goals and objectives relating to among other things: geographic and market expansion; new product opportunities in interventional oncology and interventional urology; sales and marketing initiatives; and research and development.  Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including risks relating to the Company’s ability to successfully develop and market existing and new products, maintain key intellectual property rights and regulatory approvals, manage competitive pressures, successfully execute on its plans and strategies for growth, and overcome adverse economic and market conditions, as well as those factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and Quarterly Report on Form 10-Q for the period ended September 30, 2009.

The forward-looking statements included in the Presentation represent the Company’s views as of the date of the Presentation.  The Company anticipates that subsequent events and developments will cause its views to change.  While the Company may elect to update these forward-looking statements in the future, the Company specifically disclaims any obligation to do so.  These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of the Presentation.

The information in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                 Exhibits:

The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

Exhibit No.	Description
99.1	BioSphere Medical, Inc. Corporate Presentation dated January 11, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2010	BIOSPHERE MEDICAL, INC.

	By:	/s/ Martin J. Joyce
Martin J. Joyce
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	BioSphere Medical, Inc. Corporate Presentation dated January 11, 2010.